Exhibit 31.2

CERTIFICATION

PURSUANT TO SECTION 17 CFR 240.13a-14

PROMULGATED UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul M. Pion, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Cantor Fitzgerald Income Trust, Inc. (the “registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

July 12, 2023	/s/ Paul M. Pion
Paul M. Pion
Chief Financial Officer
(Principal Financial Officer and Treasurer)

[Exhibit 31.2 to CFIT’s 10-K for the Year Ended December 31, 2022]